UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

BEARD ENERGY TRANSITION ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BEARD ENERGY TRANSITION ACQUISITION CORP.

595 MADISON AVENUE, 28TH FLOOR,

NEW YORK, NY 10022

NOTICE OF SPECIAL MEETING

TO BE HELD ON MAY 25, 2023

TO THE STOCKHOLDERS OF BEARD ENERGY TRANSITION ACQUISITION CORP.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of Beard Energy Transition Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, to be held at 9:00 A.M. Eastern time, on May 25, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/beardacq/2023. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend and restate the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to (i) extend the date by which the Company must consummate a business combination (the “Extension”) from 18 months (or 21 months if the Company chooses to exercise the Extension Option (as defined below)) to 25 months from the closing of the Company’s initial public offering (the “IPO” and such extended date, the “Extended Date”) (with no Extension Option) or such earlier date as determined by our board of directors (the “Board”) and (ii) make certain other non-substantive changes to our charter that our Board deems appropriate (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal” or “Proposal No. 1”).

2.

To amend and restate the Investment Management Trust Agreement, dated November 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to (i) reflect the Extension and (ii) make certain other non-substantive changes to the Trust Agreement that our Board deems appropriate (the “Trust Amendment” and, together with the Extension Amendment, the “Amendments” and such proposal, the “Trust Amendment Proposal” or “Proposal No. 2” and, together with the Extension Amendment Proposal, the “Proposals”).

3.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments (the “Adjournment Proposal” or “Proposal No. 3”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Proposals is cross-conditioned on the approval of the others. The purpose of each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/beardacq/2023. See “Questions and Answers about the Special Meeting — How do I attend the special meeting, and will I be able to ask questions?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). Our charter currently provides that the Company must liquidate the trust account established in connection with our IPO (the “Trust Account”) if it has not consummated its initial business combination by May 29, 2023 (or August 29, 2023, if the Company chooses to exercise its option to extend the period of time to consummate a business combination by an additional three months if Beard Energy Transition Acquisition Sponsor LLC (the “Sponsor”), or its affiliates or designees deposit $2,300,250 in the Trust Account (the “Extension Option”)). We have entered into a non-binding letter of intent that sets forth the preliminary terms and conditions of a potential business combination with a private company that meets the Company’s investment criteria and principles and with which the Company has had discussions over an extended period of time; however, the Board currently believes that there will not be sufficient time before May 29, 2023 to complete an initial business combination with this company or an alternative target. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement for a business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination. The Extension Amendment Proposal will also allow the Company to make certain non-substantive changes to the charter.

The purpose of the Trust Amendment Proposal is to reflect the Extension in the Trust Agreement. The Trust Amendment Proposal will also allow the Company to make certain non-substantive changes to the Trust Agreement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments.

Our Board may elect to abandon the Proposals at any time and for any reason without any further action by our stockholders.

The affirmative vote of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock” or the “public shares”), and Class V common stock, par value $0.0001 per share (“Class V common stock” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve each of the Proposals. Approval of each of the Proposals is a condition to the implementation of the Amendments.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting and entitled to vote thereon.

In connection with the Extension Amendment Proposal, holders of public shares (each, a “public stockholder”), other than our Sponsor (as defined below), officers and directors (collectively, the “Sponsor Group”), may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (not including any excise taxes), divided by the number of then-outstanding public shares and Class A units (“Class A Units”) of Beard Energy Transition Acquisition Holdings LLC (“OpCo”) (other than any Class A Units held by the Company) (a “Redemption Election”), regardless of whether such public stockholder votes for the Proposals. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on May 23, 2023, the date that is two business days prior to the scheduled vote at the special meeting (the “Redemption Deadline”). In connection with the redemption of any public shares, a corresponding number of Class A Units of OpCo held by us will also be redeemed.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $10.41 at the time of the special meeting. The closing price of the Class A common stock on the New York Stock Exchange (the “NYSE”) on April 27, 2023, the record date of the special meeting, was $10.38. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.03 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Proposals are approved by the requisite vote of stockholders, public stockholders (other than the Sponsor Group) that do not make the Redemption Election, or that make the Redemption Election but withdraw their Redemption Election with respect to all or a portion of their public shares for which they previously submitted a Redemption Election (an “Election Reversal”), will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

Our Board has fixed the close of business on April 27, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before May 29, 2023 (or August 29, 2023, if the Company chooses to exercise the Extension Option), as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and Class A Units of OpCo at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (not including any excise taxes) of the Company or OpCo (less an amount required to satisfy taxes (not including any excise taxes) of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

If we fail to complete our initial business combination within the allotted 18-month (or 21-month if the Company chooses to exercise the Extension Option) time period, the holders of the Class B Units of OpCo initially acquired by the Sponsor prior to the IPO (or the Class A Units of OpCo into which such Class B Units are convertible under certain circumstances) and a corresponding number of shares of our Class V common stock will not be entitled to participate in any liquidating distribution by the Company or OpCo. Further, no shares of Class V common stock (including any such shares corresponding to the 1,250 Class A Units of OpCo purchased by Gregory A. Beard in connection with the IPO) will be entitled to participate in any liquidating distribution by the Company; however, the corresponding Class A Units of OpCo may be entitled to participate in liquidating distributions by OpCo. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and the Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 18-month (or 21-month, if the Company chooses to exercise the Extension Option) time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

You are not being asked to vote on a business combination at this time. If the Amendments are implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on a business combination in the event one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

May 1, 2023	By Order of the Board of Directors,

/s/ Gregory A. Beard
Gregory A. Beard, Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Proposals, and an abstention will have the same effect as voting against the Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 25, 2023 : This notice of meeting and the accompanying proxy statement are available at: https://www.cstproxy.com/beardacq/2023.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES

AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRANSFER AGENT”) BY 5:00 P.M.    EASTERN TIME ON MAY 23, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN CONNECTION WITH THE REDEMPTION OF ANY PUBLIC SHARES, A CORRESPONDING NUMBER OF CLASS A UNITS OF OPCO HELD BY US WILL ALSO BE REDEEMED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON MAY 23, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

PROXY STATEMENT — DATED MAY 1, 2023

BEARD ENERGY TRANSITION ACQUISITION CORP.

595 MADISON AVENUE, 28TH FLOOR,

NEW YORK, NY, 10022

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 25, 2023

A special meeting of stockholders (the “special meeting”) of Beard Energy Transition Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 9:00 A.M. Eastern time, on May 25, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/beardacq/2023. This proxy statement is dated May 1, 2023, and is expected to be mailed or otherwise delivered to our stockholders on or about May 1, 2023. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend and restate the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to (i) extend the date by which the Company must consummate a business combination (the “Extension”) from 18 months (or 21 months if the Company chooses to exercise the Extension Option (as defined below)) to 25 months from the closing of the Company’s initial public offering (the “IPO” and such extended date, the “Extended Date”) (with no Extension Option) or such earlier date as determined by our board of directors (the “Board”) and (ii) make certain other non-substantive changes to our charter that our Board deems appropriate (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal” or “Proposal No. 1”).

2.

To amend and restate the Investment Management Trust Agreement, dated November 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to (i) reflect the Extension and (ii) make certain other non-substantive changes to the Trust Agreement that our Board deems appropriate (the “Trust Amendment” and, together with the Extension the “Amendments” and such proposal, the “Trust Amendment Proposal” or “Proposal No. 2” and, together with the Extension Amendment Proposal, the “Proposals”).

3.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments (the “Adjournment Proposal” or “Proposal No. 3”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Proposals is cross-conditioned on the approval of the others. The purpose of each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal is more fully described herein. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/beardacq/2023. See “Questions and Answers about the Special Meeting — How do I attend the special meeting, and will I be able to ask questions?” for more information.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). Our charter currently provides that the Company must liquidate the trust account established in connection with our IPO (the “Trust Account”) if it has not consummated its initial business combination by May 29, 2023 (or August 29, 2023, if the Company chooses to exercise its option to extend the period of time to consummate a business combination by an additional three months if Beard Energy Transition Acquisition Sponsor LLC (the “Sponsor”), or its affiliates or designees deposit $2,300,250 in the Trust Account (the “Extension Option”)). We have entered into a non-binding letter of intent that sets forth the preliminary terms and conditions of a potential business combination with a private company that meets the Company’s investment criteria and principles and with which the Company has had discussions over an extended period of time; however, the Board currently believes that there will not be sufficient time before May 29, 2023 to complete an initial business combination with this company or an alternative target. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement for a business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination. The Extension Amendment Proposal will also allow the Company to make certain non-substantive changes to the charter.

The purpose of the Trust Amendment Proposal is to reflect the Extension in the Trust Agreement. The Trust Amendment Proposal will also allow the Company to make certain non-substantive changes to the Trust Agreement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments.

Our Board may elect to abandon the Proposals at any time and for any reason without any further action by our stockholders.

The affirmative vote of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock” or the “public shares”), and Class V common stock, par value $0.0001 per share (“Class V common stock” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve each of the Proposals. Approval of each of the Proposals is a condition to the implementation of the Amendments.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting and entitled to vote thereon.

In connection with the Extension Amendment Proposal, holders of public shares (each, a “public stockholder”), other than our Sponsor, officers and directors (collectively, the “Sponsor Group”), may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (not including any excise taxes), divided by the number of then-outstanding public shares and Class A units (“Class A Units”) of Beard Energy Transition Acquisition Holdings LLC (“OpCo”) (other than any Class A Units held by the Company) (a “Redemption Election”), regardless of whether such public stockholder votes on the Proposals. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on May 23, 2023, the date that is two business days prior to the scheduled vote at the special meeting (the “Redemption Deadline”). In connection with the redemption of any public shares, a corresponding number of Class A Units of OpCo held by us will also be redeemed.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $10.41 at the time of the special meeting. The closing price of the Class A common stock on the New York Stock Exchange (the “NYSE”) on April 27, 2023, the record date of the special meeting, was $10.38. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.03 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Proposals are approved by the requisite vote of stockholders, public stockholders (other than the Sponsor Group) that do not make the Redemption Election, or that make the Redemption Election but withdraw their Redemption Election with respect to all or a portion of their public shares for which they previously submitted a Redemption Election (an “Election Reversal”), will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

If the Proposals are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by a per-share price equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (not including any excise taxes), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company) and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. In connection with the redemption of any public shares, a corresponding number of Class A Units Of OpCo held by us will also be redeemed. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date or for future redemptions. Holders of public shares that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Proposals are approved.

The withdrawal of funds from the Trust Account in connection with any redemption will reduce the amount held in the Trust Account following such redemption, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the $239.4 million (including interest not previously released to the Company to pay its taxes (not including any excise taxes), but excluding interest already withdrawn to pay the Company’s estimated and actual income taxes and franchise taxes through May 31, 2023) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Our Board has fixed the close of business on April 27, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. On the record date, there were 23,001,250 outstanding shares of the Company’s Class A common stock and 5,751,250 outstanding shares of the Company’s Class V common stock, which vote together as a single class with respect to the Proposals. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before May 29, 2023 (or August 29, 2023, if the Company chooses to exercise the Extension Option), as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and Class A Units of OpCo at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (not including any excise taxes) of the Company or OpCo (less an amount required to satisfy taxes (not including any excise taxes) of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

If we fail to complete our initial business combination within the allotted 18-month (or 21-month if the Company chooses to exercise the Extension Option) time period, the holders of the Class B Units of OpCo initially acquired by the Sponsor prior to the IPO (or the Class A Units of OpCo into which such Class B Units are convertible under certain circumstances) and a corresponding number of shares of our Class V common stock (collectively, the “founder shares”) will not be entitled to participate in any liquidating distribution by the Company or OpCo. Further, no shares of Class V common stock (including any such shares corresponding to the 1,250 Class A Units of OpCo purchased by Gregory A. Beard in connection with the IPO (together with the 1,250 shares of our Class A common stock also so purchased, the “Sponsor Shares”)) will be entitled to participate in any liquidating distribution by the Company; however, the corresponding Class A Units of OpCo may be entitled to participate in liquidating distributions by OpCo. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and the Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 18-month (or 21-month, if the Company chooses to exercise the Extension Option) time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent public accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination, reduce the amount of funds in the Trust Account to the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes (not including any excise taxes) of the Company or OpCo, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that the Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the Inflation Reduction Act of 2022 (the “IR Act”) in connection with redemptions of the Class A common stock in connection with the Extension. To the extent that the Company does not have sufficient funds outside of the Trust Account to fund the payment of any excise tax that may be imposed in connection with the redemptions of the Class A common stock in connection with the Extension, our Sponsor intends to contribute to us (which may be by working capital loan) funds necessary to make any such excise tax payment without using proceeds from the Trust Account or the interest earned thereon. However, we have not asked our Sponsor to reserve for any excise tax imposed under the IR Act, nor have we independently verified whether our Sponsor has sufficient funds to satisfy any such excise tax payment, and we believe that our Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy any excise tax payments. Please see the risk factor entitled “We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A common stock” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 13, 2023 for further information.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 13, 2023, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed on February 8, 2021 as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On February 9, 2021, Gregory A. Beard purchased 1,250 shares of our Class A common stock, 1,250 Class A Units of OpCo and 1,250 corresponding shares of our Class V common stock, for an aggregate of $25,000. Also in February, we acquired 1,250 Class A Units of OpCo. On February 10, 2021, our Sponsor acquired 7,187,500 Class B Units of OpCo and a corresponding number of shares of our Class V common stock for no consideration. In October 2021, our Sponsor surrendered to us for no consideration 1,437,500 Class B Units of OpCo and 1,437,500 shares of our Class V common stock that comprised a portion of the founder shares, which we accepted and cancelled. Upon a liquidation of OpCo, distributions generally will be made to the holders of OpCo Units on a pro rata basis, subject to certain limitations with respect to the Class B Units of OpCo, including that, prior to the completion of the initial business combination, such Class B Units will not be entitled to participate in a liquidating distribution.

On November 29, 2021, we consummated our IPO of 23,000,000 units (the “units”), including 3,000,000 units that were issued pursuant to the underwriter’s exercise of its over-allotment option, at $10.00 per unit, generating gross proceeds of $230,000,000, and incurring offering costs of approximately $8,050,000 to pay deferred underwriting discounts and commissions. Each unit consists of one share of Class A common stock and one-half of one redeemable warrant. Each whole public warrant entitles the holder to purchase one share of our Class A common stock at a price of $11.50 per share, subject to adjustment. Simultaneously with the closing of our IPO, the Company consummated the private placement of warrants to the Sponsor at a price of $1.00 per private placement warrant, generating gross proceeds of $12,225,000 (the “private placement warrants”). Each private placement warrant is exercisable to purchase one share of Class A common stock. Our Sponsor is not, is not controlled by, and does not have substantial ties with a non-U.S. person.

The Company received gross proceeds from the IPO and the sale of the private placement warrants of $230,000,000 and $12,225,000 respectively, for an aggregate of $242,225,000. $234,625,500 of the gross proceeds were contributed to OpCo in exchange for Class A Units of OpCo and were deposited into the Trust Account. The $234,625,500 of net proceeds held in the Trust Account includes $8,050,000 of deferred underwriting discounts and commissions that will be released to the underwriters of the IPO upon completion of our initial business combination. Of the gross proceeds from the IPO and the sale of the private placement warrants that were not deposited in the Trust Account, $4,600,000 was used to pay underwriting discounts and commissions in the IPO, $244,726 was used to repay loans and advances from an affiliate of our Sponsor, and the balance was reserved to pay accrued offering and formation costs, business, legal and accounting due diligence expenses on prospective acquisitions and continuing general and administrative expenses.

Our public stockholders hold a direct economic equity ownership interest in the Company in the form of shares of Class A common stock, and an indirect ownership interest in OpCo through the Company’s ownership of Class A Units of OpCo. By contrast, the initial stockholders (as defined below) own direct economic interests in OpCo in the form of Class A and Class B Units of OpCo and a corresponding non-economic voting equity interest in the form of the Company’s Class V common stock, as well as a direct economic interest in the form of the Company’s Class A common stock. The Class A common stock forming part of the Sponsor Shares were purchased for $10.00 each and, in the absence of an initial business combination, will generally participate in liquidation or other payments on a pari passu basis with the shares of Class A common stock purchased as part of units in the IPO.

Like most blank check companies, our charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is 18 months from the closing of the IPO, or May 29, 2023 (or 21 months if the Company chooses to exercise the Extension Option). Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to extend the date to consummate a business combination from 18 months (or 21 months if the Company chooses to exercise the Extension Option) to 25 months from the closing of our IPO in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the Extension Amendment Proposal described in this proxy statement for the stockholders to vote upon.

We have entered into a non-binding letter of intent that sets forth the preliminary terms and conditions of a potential business combination with a private company that meets the Company’s investment criteria and principles and with which the Company has had discussions over an extended period of time; however, the Board currently believes that there will not be sufficient time before May 29, 2023 to complete an initial business combination with this company or an alternative target. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement for a business combination.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.

Extension Amendment Proposal: To amend and restate our charter to (i) extend the date by which the Company must consummate a business combination from 18 months (or 21 months if the Company chooses to exercise the Extension Option) to 25 months from the closing of our IPO (with no Extension Option) or such earlier date as determined by our Board and (ii) make certain other non-substantive changes to our charter that the Board deems appropriate.

2.

Trust Amendment Proposal: To amend and restate the Trust Agreement to (i) reflect the Extension and (ii) make certain other non-substantive changes to the Trust Agreement that the Board deems appropriate.

3.

Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

What are the purposes of the Proposals?

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. Our charter currently provides that the Company must liquidate the Trust Account if it has not consummated its initial business combination by May 29, 2023 (or August 29, 2023, if the Company chooses to exercise the Extension Option). We have entered into a non-binding letter of intent that sets forth the preliminary terms and conditions of a potential business combination with a private company that meets the Company’s investment criteria and principles and with which the Company has had discussions over an extended period of time; however, the Board currently believes that there will not be sufficient time before May 29, 2023 to complete an initial business combination with this company or an alternative target. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement for a business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination. The Extension Amendment Proposal will also allow the Company to make certain non-substantive changes to the charter.

The purpose of the Trust Amendment Proposal is to reflect the Extension in the Trust Agreement. The Trust Amendment Proposal will also allow the Company to make certain non-substantive changes to the Trust Agreement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments. Approval of each of the Proposals is a condition to the implementation of the Amendments. Notwithstanding stockholder approval of the Proposals or the number of Redemption Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Proposals or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

Why should I vote for the Proposals?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. We have entered into a non-binding letter of intent that sets forth the preliminary terms and conditions of a potential business combination with a private company that meets the Company’s investment criteria and principles and with which the Company has had discussions over an extended period of time; however, the Board currently believes that there will not be sufficient time before May 29, 2023 to complete an initial business combination with this company or an alternative target. The Extension would give the Company the opportunity to complete a business combination, which our Board believes is in the best interests of the stockholders. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement for a business combination.

Our charter provides that if we do not complete our business combination within 18 months (or 21 months if the Company chooses to exercise the Extension Option) from the closing of our IPO, we will redeem 100% of the public shares and Class A Units of OpCo at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to pay taxes (not including any excise taxes) of the Company or OpCo (less an amount required to satisfy taxes (not including any excise taxes) of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company). This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the time frame contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing the Company with additional time to identify an attractive potential business combination target and negotiate and consummate such transaction.

Our charter provides that if our stockholders approve an amendment to our charter with respect to any material provisions of the charter related to stockholders’ rights or pre-initial business combination activity, the Company will provide our public stockholders (other than members of our Sponsor Group) with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (not including any excise taxes), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company).

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

Our Board recommends that you vote in favor of the Proposals but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Proposals. Notwithstanding stockholder approval of the Adjournment Proposal, the chairman of the meeting will retain its right to adjourn the special meeting.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Proposals or postpone the special meeting?

Notwithstanding stockholder approval of the Proposals or the number of Redemption Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Proposals or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

In no event will the Company proceed with the Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Proposals.

How do the Company insiders intend to vote their shares?

Holders of our founder shares and Sponsor Shares, including our Chief Executive Officer and the Sponsor (the “initial stockholders”) and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

The Sponsor Group is not entitled to redeem the founder shares, Sponsor Shares or public shares held by them in connection with the Amendments. The Sponsor Group beneficially owned as of the record date, and are entitled to vote, 1,250 shares of Class A common stock and 5,751,250 shares of Class V common stock (corresponding to the 5,751,250 Class A Units and Class B Units of OpCo held by them), which represents approximately 20% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders, directors, executive officers, advisors or their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include a contractual acknowledgment with a selling stockholder that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Proposals. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Proposals?

Approval of the Proposals will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class V common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date.

If the Extension Amendment Proposal is approved, any holder of public shares (except members of the Sponsor Group) may redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (not including any excise taxes) of the Company or OpCo, divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company).

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

Notwithstanding stockholder approval of the Proposals or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Proposals or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting and entitled to vote thereon.

What happens if I sell my public shares or units before the special meeting?

The April 27, 2023 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for a Proposal?

If you do not want a Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Proposals are approved, and the Amendments are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the Trust Account?

If the Extension Amendment Proposal is not approved, pursuant to the terms of the charter and the Trust Agreement, we have 18 months from the closing of the IPO to consummate an initial business combination. However, if we anticipate that we may not be able to consummate our initial business combination within 18 months, we may, but are not obligated to exercise the Extension Option. In order to exercise the Extension Option, our Sponsor or its affiliates or designees, upon five days advance notice prior to the deadline, must deposit into the trust account $2,300,250, on or prior to the date of the applicable deadline. Public shareholders will not be offered the opportunity to vote on or redeem their shares in connection with any such extension. If we are unable to consummate our initial business combination within the above time period, we will redeem 100% of the public shares and Class A Units of OpCo for cash, subject to applicable law and certain conditions as described herein.

If the Extension Amendment Proposal is approved, we will have 25 months from the closing of the IPO to consummate an initial business combination. In the event that the Company determines to seek a further extension, the Company would be required to obtain the affirmative vote of 65% of the Company’s Class A common stock and Class V common stock, voting together as a single class, outstanding as of the applicable record date, and if such extension request is approved, holders of public shares (other than holders of the Sponsor Group) as of the applicable record date may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (not including any excise taxes), divided by the number of then-outstanding public shares and Class A OpCo Units (other than any Class A Units held by the Company).

What happens if one of the Proposals is not approved or is abandoned?

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before May 29, 2023 (or August 29, 2023, if the Company chooses to exercise the Extension Option), as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and Class A Units of OpCo at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (not including any excise taxes) of the Company or OpCo (less an amount required to satisfy taxes (not including any excise taxes) of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including our public warrants, which will expire worthless in the event the Company winds up.

If we fail to complete our initial business combination within the allotted 18-month (or 21-month if the Company chooses to exercise the Extension Option) time period, the holders of the founder shares will not be entitled to participate in any liquidating distribution by the Company or OpCo. Further, no shares of Class V common stock, including any comprising a portion of the Sponsor Shares, will be entitled to participate in any liquidating distribution by the Company or OpCo, although the corresponding Class A Units of OpCo may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted

18-month (or 21-month, if the Company chooses to exercise the Extension Option) time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

If the Proposals are approved, what happens next?

If the Proposals are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

If the Proposals are approved, the Company will file an amended and restated charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and execute an amended and restated Trust Agreement in the form of Annex B hereto. The Company intends to remain a reporting company under the Exchange Act, and for its units, public shares, and public warrants to remain publicly traded.

If the Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares and Sponsor Shares.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the IR Act in connection with redemptions of the Class A common stock in connection with the Extension. To the extent that the Company does not have sufficient funds outside of the Trust Account to fund the payment of any excise tax that may be imposed in connection with the redemptions of the Class A common stock in connection with the Extension, our Sponsor intends to contribute to us (which may be by working capital loan) funds necessary to make any such excise tax payment without using proceeds from the Trust Account or the interest earned thereon. However, we have not asked our Sponsor to reserve for any excise tax imposed under the IR Act, nor have we independently verified whether our Sponsor has sufficient funds to satisfy any such excise tax payment, and we believe that our Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy any excise tax payments. Please see the risk factor entitled “We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A common stock” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 13, 2023 for further information.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, or if you elect to redeem your shares but withdraw such Redemption Election, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination in the event one is submitted to stockholders. You will also retain your right to redeem the public shares then held by you upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

When and where is the special meeting?

The special meeting will be held at 9:00 A.M. Eastern time, on May 25, 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/beardacq/2023 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing 1 (800) 450-7155 (toll-free within the United States and Canada) or 1 (857) 999-9155 (standard rates apply outside of the United States and Canada). The pin number for telephone access is 5163962#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent. The form contains instructions on how to attend the virtual special meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company (the “transfer agent”) at the phone number or email address below. The transfer agent support contact information is as follows: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual special meeting starting May 18, 2023 at 9:00 A.M. Enter the following URL address into your browser: https://www.cstproxy.com/beardacq/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders that own their investments through a bank or broker will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1 (800) 450-7155 (toll-free within the United States and Canada), or 1 (857) 999-9155 (standard rates apply outside the United States and Canada); when prompted enter the pin number 5163962#. This is listen-only; you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 595 Madison Avenue, 28th Floor, New York, NY, 10022-1700.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Proposals requires the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class V common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy and entitled to vote thereon. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the special meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the special meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Because all of the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the special meeting. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on April 27, 2023, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the record date, 23,001,250 Class A common stock and 5,751,250 shares of Class V common stock were outstanding and entitled to vote. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, Sponsor Shares, warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers.”

What if I object to the Extension Amendment Proposal, the Trust Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if one of the Proposals is not approved or is abandoned?

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before May 29, 2023 (or August 29, 2023, if the Company chooses to exercise the Extension Option), as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and Class A Units of OpCo at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (not including any excise taxes) of the Company or OpCo (less an amount required to satisfy taxes (not including any excise taxes) of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including our public warrants, which will expire worthless in the event the Company winds up.

If we fail to complete our initial business combination within the allotted 18-month (or 21-month if the Company chooses to exercise the Extension Option) time period, the holders of the founder shares will not be entitled to participate in any liquidating distribution by the Company or OpCo. Further, no shares of Class V common stock, including any comprising a portion of the Sponsor Shares, will be entitled to participate in any liquidating distribution by the Company or OpCo, although the corresponding Class A Units of OpCo may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 18-month (or 21-month, if the Company chooses to exercise the Extension Option) time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

What happens to the Company warrants if the Proposals are approved?

If the Proposals are approved, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account are currently invested only in U.S. government treasury obligations with maturities of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest solely in US government treasury obligations.

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act. The SEC’s current policy position, consistent with these proposed rules, is that, for special purpose acquisition companies like ours to be exempt from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, they must satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than eighteen (18) months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than twenty-four (24) months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies. It is possible that a claim could be made that we have been operating as an unregistered investment company.

If we were determined to be an unregistered investment company, the trustee could be required to liquidate the Trust Account, in which case the business of the Company would be discontinued and the Company wound down, and we would not be able to complete an initial business combination. If we are unable to complete our initial business combination, our public stockholders may receive only their pro rata portion of the funds in the Trust Account that are available for distribution to public stockholders, our warrants will expire worthless and our public stockholders would not have any opportunity to participate in any potential appreciation in the value of their public shares that might be created by an initial business combination.

The Company may convert its investments in the Trust Account into cash, which would remain in the Trust Account. If we maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account, we may receive lower interest on the funds held in such deposit account (as compared to continuing to invest such funds in interest-bearing U.S. government securities); however, we cannot assure you that such rate on the deposit account will not decrease or increase significantly. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items may reduce the dollar amount our public stockholders would receive upon any redemption of the public shares or our liquidation. Accordingly, we will evaluate our options prior to making such a decision and intend to choose the option that we believe would be in the best interest of the Company.

How do I redeem my public shares?

If the Amendments are implemented, each public stockholder may seek to redeem all or a portion of his or her public shares (except for the Sponsor Shares) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Amendments, including interest not previously released to the Company to pay taxes (not including any excise taxes), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company). You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares (other than the Sponsor Shares) for cash if the Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)

prior to 5:00 P.M. Eastern time, on May 23, 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through the Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders (other than the members of our Sponsor Group) may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 P.M. Eastern time, on May 23, 2023 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Amendments and the Redemption Election.

Through DTC’s Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender immediately following the deadline to make a Redemption Election. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. For additional information, see “How do I make an Election Reversal with respect to my public shares?” In the event that a public stockholder tenders shares and any of the Proposals is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that any of the Proposals will not be approved. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Amendments. The transfer agent will hold the certificates of public stockholders that make the Redemption Election until such shares are redeemed for cash or returned to such stockholders.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent, Continental Stock Transfer & Trust Company, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

How do I make an Election Reversal with respect to my public shares?

Immediately following the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on May 23, 2023, the date that is two business days prior to the scheduled vote at the special meeting), a public stockholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $32,500, plus disbursements. The Company will reimburse Morrow for reasonable and documented out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. Additionally, we will issue a press release upon receipt of all requisite approvals in connection with the Proposals. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Beard Energy Transition Acquisition Corp.

595 Madison Avenue, 28th Floor,

New York, NY, 10022-1700

Attn: Sarah James

Email: info@beardacq.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Telephone: (800) 662-5200 (banks and brokers call collect at (203) 658-9400)

Email: BRD.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in (i) our final prospectus filed with the SEC on November 24, 2021, (ii) our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 13, 2023, and (iii) other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If we are determined to be an investment company under the Investment Company Act, the trustee could be required to liquidate the Trust Account, in which case the Company would wind down and we would not be able to complete our business combination.

The funds in the Trust Account are currently invested only in U.S. government treasury obligations with maturities of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest solely in US government treasury obligations.

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act. The SEC’s current policy position, consistent with these proposed rules, is that, for special purpose acquisition companies like ours to be exempt from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, they must satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than eighteen (18) months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than twenty four (24) months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies. It is possible that a claim could be made that we have been operating as an unregistered investment company.

If we were determined to be an unregistered investment company, the trustee could be required to liquidate the Trust Account, in which case the business of the Company would be discontinued and the Company wound down, and we would not be able to complete an initial business combination. If we are unable to complete our initial business combination, our public stockholders may receive only their pro rata portion of the funds in the Trust Account that are available for distribution to public stockholders, our warrants will expire worthless and our public stockholders would not have any opportunity to participate in any potential appreciation in the value of their public shares that might be created by an initial business combination.

We may decide to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account, which may limit the interest income available for payment of taxes and dissolution expenses or for distribution to public stockholders.

The funds in the Trust Account are currently invested only in U.S. government treasury obligations with maturities of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest solely in U.S. government treasury obligations.

The Company may convert its investments in the Trust Account into cash, which would remain in the Trust Account. If we maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account, we may receive lower interest on the funds held in such deposit account (as compared to continuing to invest such funds in interest-bearing U.S. government securities); however, we cannot assure you that such rate on the deposit account will not decrease or increase significantly. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items may reduce the dollar amount our public stockholders would receive upon any redemption of the public shares or our liquidation. Accordingly, we will evaluate our options prior to making such a decision and intend to choose the option that we believe would be in the best interest of the Company.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 9:00 A.M. Eastern time, on May 25, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/beardacq/2023. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.

Extension Amendment Proposal: To amend our charter to (i) extend the date by which the Company must consummate a business combination from 18 months (or 21 months if the Company chooses to exercise the Extension Option) to 25 months from the closing of our IPO (with no Extension Option) or such earlier date as determined by our Board and (ii) make certain other non-substantive changes to our charter that the Board deems appropriate.

2.

Trust Amendment Proposal: To amend and restate the Trust Agreement to (i) reflect the Extension and (ii) make certain other non-substantive changes to the Trust Agreement that the Board deems appropriate.

3.

Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on April 27, 2023, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 23,001,250 shares of Class A common stock and 5,751,250 shares of Class V common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Proposals will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class V common stock, voting together as a single class, outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting and entitled to vote thereon.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Proposals to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Amendments.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Gregory A. Beard and Sarah James to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders that have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 (banks and brokers, please call collect at (203) 658-9400).

Stockholders that hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company Secretary, at Beard Energy Transition Acquisition Corp., 595 Madison Avenue, 28th Floor, New York, NY, 10022, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $32,500 plus disbursements. The Company will reimburse Morrow for reasonable and documented out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Telephone: (800) 662-5200 (banks and brokers call collect at (203) 658-9400)

Email: BRD.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 595 Madison Avenue, 28th Floor, New York, NY, 10022. Our telephone number at such address is (214) 833-8913.

THE PROPOSALS

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on February 8, 2021.

On February 9, 2021, Gregory A. Beard purchased 1,250 shares of our Class A common stock, 1,250 Class A Units of OpCo and 1,250 corresponding shares of our Class V common stock, for an aggregate of $25,000. Also in February, we acquired 1,250 Class A Units of OpCo. On February 10, 2021, our Sponsor acquired 7,187,500 Class B Units of OpCo and a corresponding number of shares of our Class V common stock for no consideration. In October 2021, our Sponsor surrendered to us for no consideration 1,437,500 Class B Units of OpCo and 1,437,500 shares of our Class V common stock that comprised a portion of the founder shares, which we accepted and cancelled. Upon a liquidation of OpCo, distributions generally will be made to the holders of OpCo Units on a pro rata basis, subject to certain limitations with respect to the Class B Units of OpCo, including that, prior to the completion of the initial business combination, such Class B Units will not be entitled to participate in a liquidating distribution.

On November 29, 2021, we consummated our IPO of 23,000,000 units, including 3,000,000 units that were issued pursuant to the underwriter’s exercise of its over-allotment option, at $10.00 per unit, generating gross proceeds of $230,000,000, and incurring offering costs of approximately $8,050,000 to pay deferred underwriting discounts and commissions. Each unit consists of one share of Class A common stock and one-half of one redeemable warrant. Each whole public warrant entitles the holder to purchase one share of our Class A common stock at a price of $11.50 per share, subject to adjustment.

Simultaneously with the closing of our IPO, we consummated the private placement of warrants to the Sponsor at a price of $1.00 per private placement warrant, generating gross proceeds of $12,225,000. Each private placement warrant is exercisable to purchase one share of our Class A common stock. Our Sponsor is not, is not controlled by, and does not have substantial ties with a non-U.S. person.

Approximately $234,625,500 of the net proceeds from the IPO and the private sale of private placement warrants with the Sponsor were contributed to OpCo in exchange for Class A Units of OpCo and were deposited into the Trust Account.

The Company entered into the Trust Agreement in connection with the IPO and a potential business combination.

The Amendments

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. We have entered into a non-binding letter of intent that sets forth the preliminary terms and conditions of a potential business combination with a private company that meets the Company’s investment criteria and principles and with which the Company has had discussions over an extended period of time; however, the Board currently believes that there will not be sufficient time before May 29, 2023 to complete an initial business combination with this company or an alternative target. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement for a business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. The Extension Amendment Proposal will also allow the Company to make certain non-substantive changes to the charter.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will, at the option of the Sponsor, repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

The purpose of the Trust Amendment Proposal is to reflect the Extension in the Trust Agreement. The Trust Amendment Proposal will also allow the Company to make certain non-substantive changes to the Trust Agreement.

In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before May 29, 2023 (or August 29, 2023, if the Company chooses to exercise the Extension Option), as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and Class A Units of OpCo at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (not including any excise taxes) of the Company or OpCo (less an amount required to satisfy taxes (not including any excise taxes) of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

If we fail to complete our business combination within the alloted 18-month (or 21-month if the Company chooses to exercise the Extension Option) time period, the holders of the founder shares will not be entitled to participate in any liquidating distribution by the Company or OpCo. Further, no shares of Class V common stock, including any comprising a portion of the Sponsor Shares, will be entitled to participate in any liquidating distribution by the Company or OpCo, although the corresponding Class A Units of OpCo may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust

Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 18-month (or 21-month, if the Company chooses to exercise the Extension Option) time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the IR Act in connection with redemptions of the Class A common stock in connection with the Extension. To the extent that the Company does not have sufficient funds outside of the Trust Account to fund the payment of any excise tax that may be imposed in connection with the redemptions of the Class A common stock in connection with the Extension, our Sponsor intends to contribute to us (which may be by working capital loan) funds necessary to make any such excise tax payment without using proceeds from the Trust Account or the interest earned thereon. However, we have not asked our Sponsor to reserve for any excise tax imposed under the IR Act, nor have we independently verified whether our Sponsor has sufficient funds to satisfy any such excise tax payment, and we believe that our Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy any excise tax payments. Please see the risk factor entitled “We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A common stock” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 13, 2023 for further information.

A copy of the proposed amended and restated Company charter is attached to this proxy statement as Annex A, and a copy of the proposed amended and restated Trust Agreement is attached to this proxy statement as Annex B.

Reasons for the Proposals

Our charter currently provides that the Company has until May 29, 2023 (or August 29, 2023, if the Company chooses to exercise the Extension Option) to complete a business combination. The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which our Board believes is in the best interest of our stockholders. We have entered into a non-binding letter of intent that sets forth the preliminary terms and conditions of a potential business combination with a private company that meets the Company’s investment criteria and principles and with which the Company has had discussions over an extended period of time; however, the Board currently believes that there will not be sufficient time before May 29, 2023 to complete an initial business combination with this company or an alternative target. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement for a business combination.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company consummates a business combination, it will, at the option of the Sponsor, repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

The purpose of the Trust Amendment Proposal is to reflect the Extension in the Trust Agreement. The Trust Amendment Proposal will also allow the Company to make certain non-substantive changes to the Trust Agreement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Amendments.

The Company and its officers and directors agreed that they would not seek to amend any material provisions of the charter related to the substance and timing of stockholders’ rights to redemption or pre-initial business combination activity unless the Company provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If Any of the Proposals is Not Approved or is Abandoned

Stockholder approval of each of the Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension or the Amendments unless our stockholders approve each of the Proposals. Additionally, our Board may elect to abandon the Proposals at any time and for any reason without further action by our stockholders.

In no event will the Company proceed with the Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Proposals.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before May 29, 2023 (or August 29, 2023, if the Company chooses to exercise the Extension Option), as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and Class A Units of OpCo, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (not including any excise taxes) of the Company or OpCo (less an amount required to satisfy taxes (not including any excise taxes) of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

If we fail to complete our business combination within the alloted 18-month (or 21-month if the Company chooses to exercise the Extension Option) time period, the holders of the founder shares will not be entitled to participate in any liquidating distribution by the Company or OpCo. Further, no shares of Class V common stock, including any comprising a portion of the Sponsor Shares, will be entitled to participate in any liquidating distribution by the Company or OpCo, although the corresponding Class A Units of OpCo may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 18-month (or 21-month, if the Company chooses to exercise the Extension Option) time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

If the Proposals Are Approved

If the Proposals are approved, the Company will file an amended and restated charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and execute an amended and restated Trust Agreement in the form of Annex B hereto. The Company intends to remain a reporting company under the Exchange Act, and for its units, common stock and public warrants to remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date. You are not being asked to vote on a business combination at this time. If the Amendments are implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on a business combination in the event one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Proposals are approved and the Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Proposals are approved, and the amount remaining in the Trust Account may be only a fraction of the $239.4 million (including interest not previously released to the Company to pay its taxes (not including any excise taxes), but excluding interest already withdrawn to pay the Company’s estimated and actual income taxes and franchise taxes through May 31, 2023) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the IR Act in connection with redemptions of the Class A common stock in connection with the Extension. To the extent that the Company does not have sufficient funds outside of the Trust Account to fund the payment of any excise tax that may be imposed in connection with the redemptions of the Class A common stock in connection with the Extension, our Sponsor intends to contribute to us (which may be by working capital loan) funds necessary to make any such excise tax payment without using proceeds from the Trust Account or the interest earned thereon. However, we have not asked our Sponsor to reserve for any excise tax imposed under the IR Act, nor have we independently verified whether our Sponsor has sufficient funds to satisfy any such excise tax payment, and we believe that our Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy any excise tax payments. Please see the risk factor entitled “We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A common stock” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 13, 2023 for further information.

Redemption Rights

If the Proposals are approved, and the Amendments are implemented, each public stockholder (other than members of our Sponsor Group) may elect to redeem all or a portion of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes (not including any excise taxes), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company).

In no event will the Company proceed with the Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Proposals.

If the Proposals are approved by the requisite vote of stockholders, holders of public shares that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that vote for the Proposals and do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, the Sponsor will deposit into the Trust Account $0.04 per outstanding public share, up to a maximum amount of $160,000, on the thirtieth day of each month thereafter (or if such thirtieth day is not a business day, on the business day immediately preceding such thirtieth day), beginning on June 30, 2023, in exchange for a non-interest bearing, unsecured promissory note until the earliest of (a) the consummation of a business combination, (b) the Extended Date, or (c) the voluntary dissolution and liquidation of the Company, as determined by the Board. In the event the Sponsor does not deposit such funds into the Trust Account, the Board intends to voluntarily dissolve and liquidate the Company. The gross proceeds from the issuance of such promissory note will be added to the offering proceeds in the Trust Account and will be used to fund the redemption of the public shares and may increase the per share amount available for distribution to such redeeming stockholders. If the Company does not consummate a business combination by the Extended Date, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the IR Act in connection with redemptions of the Class A common stock in connection with the Extension. To the extent that the Company does not have sufficient funds outside of the Trust Account to fund the payment of any excise tax that may be imposed in connection with the redemptions of the Class A common stock in connection with the Extension, our Sponsor intends to contribute to us (which may be by working capital loan) funds necessary to make any such excise tax payment without using proceeds from the Trust Account or the interest earned thereon. However, we have not asked our Sponsor to reserve for any excise tax imposed under the IR Act, nor have we independently verified whether our Sponsor has sufficient funds to satisfy any such excise tax payment, and we believe that our Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy any excise tax payments. Please see the risk factor entitled “We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A common stock” from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 13, 2023 for further information.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME, ON MAY 23, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE IMPLEMENTATION OF THE EXTENSION, THE AMENDMENTS AND THE REDEMPTION ELECTION. IN CONNECTION WITH THE REDEMPTION OF ANY PUBLIC SHARES, A CORRESPONDING NUMBER OF CLASS A UNITS OF OPCO HELD BY US WILL ALSO BE REDEEMED.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares (other than the Sponsor Shares) for cash if the Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 P.M. Eastern time on May 23, 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders (other than members of our Sponsor Group) may elect to redeem all of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and any of the Proposals is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that any of the Proposals will not be approved. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Amendments. The transfer agent will hold the certificates of public stockholders that make the Redemption Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (not including any excise taxes), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company). Based on the amount in the Trust Account as of the record date, this would amount to approximately $10.41 per share. The closing price of the public shares on the NYSE on April 27, 2023, the record date, was $10.38. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.03 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 P.M. Eastern time on May 23, 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Amendments.

Redemption Withdrawal Procedures

Immediately following the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on May 23, 2023, the date that is two business days prior to the scheduled vote at the special meeting), a public stockholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON MAY 23, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

In no event will the Company proceed with the Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Proposals.

Notwithstanding stockholder approval of the Proposals or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Proposals or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination within 18 months (or 21 months if the Company chooses to exercise the Extension Option) after the closing of our IPO, in accordance with our charter, the 5,750,000 Class B Units of OpCo (along with the corresponding shares of Class V common stock) that form a part of our founder shares will be worthless. Members of our Sponsor Group are not entitled to rights to liquidating distributions from the Trust Account with respect to any founder shares held by them if we fail to consummate our initial business combination within 18 months (or 21 months if the Company chooses to exercise the Extension Option) after the closing of our IPO. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them. The founder shares had an aggregate market value of approximately $59.7 million based on the last sale price for the Company’s public shares of $10.38 on the NYSE on April 27, 2023 (the record date);

•

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination within 18 months (or 21 months if the Company chooses to exercise the Extension Option) after the closing of our IPO, in accordance with our charter, the 12,225,000 private placement warrants purchased by the Sponsor for an aggregate investment of $12,225,000, or $1.00 per warrant, will be worthless, as they will expire. Additionally, the portion of the proceeds of the sale of the private placement warrants held in the Trust Account will be used to fund the redemption of our public shares, and the private placement warrants will expire without value to the holder. The private placement warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of $489,000 based on the last sale price for the public warrants of $0.04 on the NYSE on April 27, 2023 (the record date);

•

If an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination within 18 months (or 21 months if the Company chooses to exercise the Extension Option) after the closing of our IPO, the initial stockholders will lose nearly all their entire investment in us;

•

If the Proposals are approved and the Amendments are implemented, the Company would have additional time to consummate a business combination. Notwithstanding implementation of the Amendments, if the Company does not consummate a business combination before the Extended Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and Class A Units of OpCo, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (not including any excise taxes) of the Company or OpCo (less an amount required to satisfy taxes (not including any excise taxes) of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares and Class A Units of OpCo, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up;

•

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent public accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination, reduce the amount of funds in the Trust Account to the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes (not including any excise taxes) of the Company or OpCo, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriter of our IPO offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•

All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved or is abandoned and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

All current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination, and some may be expected to continue to serve following a business combination;

•

The Company’s executive officers and directors, and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no material, outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates, are awaiting reimbursement;

•

None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities;

•

In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management team or directors may have conflicts of interest in determining to which entity a particular business opportunity should be presented;

•

Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination;

•

Our Sponsor, officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our Sponsor or an affiliate of our Sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination and to finance possible costs in connection with the contribution of an additional amount to be held in the Trust Account if we extend our time to complete an initial business combination. Up to $1,500,000 of such working capital loans and up to $2,300,250 of such extension funding loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period; and

•

Our Sponsor, officers or directors may have a conflict of interest with respect to evaluating a business combination with respect to the promissory note our Sponsor will receive if the Extension Amendment Proposal is approved. If the Company does not consummate a business combination, the Company will not repay the amount loaned under the promissory note until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account. In contrast, if the Company consummates a business combination, it will, at the option of the Sponsor, repay the Sponsor the amount loaned under the promissory note out of the proceeds of the Trust Account released to it.

Additionally, if the Proposals are approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of the material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of public shares whose public shares are redeemed for cash if the Proposals are approved and the Amendments are implemented. This discussion applies only to public shares that are held as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as “amended (the “Code”) for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the provisions of the Code, U.S. Treasury regulations, administrative rules and judicial decisions, all as in effect on the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements set forth herein. We have not sought, and do not intend to seek, any rulings from the U.S. Internal Revenue Service (“IRS”) with respect to the statements made and the positions or conclusions described in this discussion. Such statements, positions and conclusions are not free from doubt, and there can be no assurance that your tax advisor, the IRS or a court will agree with such statements, positions and conclusions.

The following discussion does not purport to be a complete analysis of all potential tax effects resulting from any redemptions to holders of public shares. Furthermore, it does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their personal circumstances. In addition, this summary does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any U.S. state or local or non-U.S. tax laws, any tax treaties or any tax considerations applicable to investors that may be subject to special treatment under the U.S. federal income tax laws, such as:

•	banks, insurance companies or other financial institutions;

•	tax-exempt or governmental organizations;

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code (or any entities all of the interests of which are held by a qualified foreign pension fund);

•	dealers in securities or foreign currencies;

•	U.S. Holders whose functional currency is not the U.S. dollar;

•	traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

•	“controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

•	persons deemed to sell our public shares under the constructive sale provisions of the Code;

•	persons that acquired our public shares through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•

persons that hold our public shares as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

•	certain former citizens or long-term residents of the United States;

•	except as specifically provided below, persons that actually or constructively hold 5% or more (by vote or value) of our public shares;

•	holders of our Class V common stock and private placement warrants; and

•	our founders, Sponsor, officers or directors.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our public shares, the tax treatment of a partner in such partnership generally will depend upon the status of the partner, upon the activities of the partnership and upon certain determinations made at the partner level. Accordingly, partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our public shares should consult with and rely solely upon their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF THE REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. HOLDERS SHOULD CONSULT WITH AND RELY SOLELY UPON THEIR OWN TAX ADVISORS WITH RESPECT TO THE

APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES OF A REDEMPTION ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY U.S. STATE OR LOCAL, NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

For purposes of this discussion, a “U.S. Holder” is a holder that, for U.S. federal income tax purposes, is:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

A “Non-U.S. Holder” is a holder that is, for U.S. federal income tax purposes, an individual, corporation, estate or trust that is not a U.S. Holder.

“U.S. Holders” and “Non-U.S. Holders” are referred to collectively herein as “Holders.”

U.S. Holders

Characterization of Redemptions for U.S. Federal Income Tax Purposes

In the event that a U.S. Holder’s public shares are redeemed pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Proposals — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of such public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares, the U.S. Holder will be treated as described below under “— Gain or Loss on Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, the U.S. Holder will be treated as receiving a distribution from the Company with the tax consequences described below under “— Taxation of Redemption Treated as a Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning the Company’s warrants) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of a Holder’s public shares generally will be treated as a sale of public shares by such Holder (rather than as a distribution from the Company) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests is satisfied, a U.S. Holder takes into account not only shares of our stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include the public shares that could be acquired pursuant to the exercise of the Company’s warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than 80% of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to a business combination, the public shares might not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test might not be applicable.

There will be a complete termination of a U.S. Holder’s interest if either (i) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the public shares actually owned by the U.S. Holder are redeemed, the U.S. Holder is eligible to waive (and effectively waives in accordance with specific rules) the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other shares of our stock (including stock constructively owned by the U.S. Holder as a result of owning the Company’s warrants).

The redemption of public shares will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, the redemption will be treated as a distribution from the Company and the tax considerations will be as described below under “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of a U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Company warrants or possibly in other public shares constructively owned by it. U.S. Holders should consult with and rely solely upon their own tax advisors as to the tax consequences of a redemption.

U.S. Holders who actually or constructively own 5% or more of public shares (by vote or value) may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with and rely solely upon their own tax advisors with respect to their reporting requirements.

Gain or Loss on Redemption Treated as a Sale of Public Shares

If a redemption of a U.S. Holder’s public shares is treated as a sale of such public shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received by such U.S. Holder in such redemption and (ii) such U.S. Holder’s adjusted tax basis in its public shares redeemed therefor. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may be deemed to be a limitation of a stockholder’s risk of loss and suspend the running of the applicable holding period of such stock for this purpose. If the running of the holding period for the public shares is suspended, U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment with respect to their public shares. If the one-year holding period requirement is not satisfied, any gain on the redemption of the public shares would be short-term capital gain that is taxed at regular ordinary income tax rates. Long-term capital gains of certain non-corporate U.S. Holders, including individuals, are generally subject to U.S. federal income tax at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution

If a redemption of a U.S. Holder’s public shares is not treated as a sale of such public shares, the U.S. Holder generally will be treated as receiving a distribution of cash from the Company. Any such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of current and accumulated earnings and profits will constitute a non-taxable return of capital to the extent of a U.S. Holder’s adjusted tax basis in its public shares, that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of public shares and will be treated as described above under “— Gain or Loss on Redemption Treated as a Sale of Public Shares.”

Distributions treated as dividends that the Company pays to a U.S. Holder that is treated as a corporation for U.S. federal income tax purposes generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividend income” that will be subject to U.S. federal income tax at the preferential tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the public shares may be deemed to be a limitation of a stockholder’s risk of loss and prevent a U.S. Holder from satisfying the applicable holding period requirements. If the holding period requirements are not satisfied, a corporate U.S. Holder may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and a non-corporate U.S. Holder may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income. U.S. Holders should consult with and rely solely upon their own tax advisors regarding the availability of the dividends received deduction or the lower preferential income tax rate for qualified dividend income for any redemption treated as a distribution.

Information Reporting and Backup Withholding

Information reporting requirements generally will apply to amounts received by a U.S. Holder, unless the U.S. Holder is an exempt recipient and certifies to such exempt status. Backup withholding may apply to such amounts if the U.S. Holder fails to provide a taxpayer identification number or a certification of exempt status, or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund generally may be obtained, provided that the required information is timely furnished to the IRS.

Non-U.S. Holders

Characterization of Redemptions for U.S. Federal Income Tax Purposes

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s public shares pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Proposals — Redemption Rights” generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s public shares, as described above under “— U.S. Holders — Characterization of Redemptions for U.S. Federal Income Tax Purposes,” and the consequences of the redemption to the Non-U.S. Holder will correspond to that described below under “— Gain or Loss on Redemption Treated as a Sale of Public Shares” and “— Taxation of Redemption Treated as a Distribution,” as applicable. It is possible that because the applicable withholding agent may not be able to determine the proper characterization of a redemption of a Non-U.S. Holder’s public shares, the withholding agent might treat the redemption as a distribution subject to withholding tax.

Gain or Loss on Redemption Treated as a Sale of Public Shares

Subject to the discussion below under “— Information Reporting and Backup Withholding,” if a redemption of a Non-U.S. Holder’s public shares is treated as a sale of such public shares, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any gain realized in connection with such redemption unless:

•

the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which the redemption occurs and certain other conditions are met;

•

the gain is effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States); or

•

such public shares constitute United States real property interests by reason of the Company’s status as a “United States real property holding corporation” (a “USRPHC”) for U.S. federal income tax purposes (subject to certain exceptions for stock considered to be regularly traded on an established securities market), and as a result such gain is treated as effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States.

A Non-U.S. Holder described in the first bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on the amount of such gain, which generally may be offset by U.S. source capital losses.

A Non-U.S. Holder whose gain is described in the second bullet point above or, subject to the exceptions described in the next paragraph, the third bullet point above generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons unless an applicable income tax treaty provides otherwise. If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes whose gain is described in the second bullet point above, such gain would also be included in its effectively connected earnings and profits (as adjusted for certain items), which may be subject to a branch profits tax (at a 30% rate or such lower rate as specified by an applicable income tax treaty).

Generally, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. The Company believes that it currently is not, and will not be at any time during the applicable testing period, a USRPHC for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution

If a redemption of a Non-U.S. Holder’s public shares is not treated as a sale of such public shares, the Non-U.S. Holder generally will be treated as receiving a distribution of cash from the Company. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid out of the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. To the extent such distributions exceed the Company’s current and accumulated earnings and profits, the distributions will be treated as a non-taxable return of capital to the extent of the Non-U.S. Holder’s tax basis in its public shares and thereafter as capital gain from the sale or exchange of such public shares, which will be treated as described above under “— Gain or Loss on Redemption Treated as a Sale of Public Shares.” Subject to the withholding requirements under FATCA (as defined and discussed below) and with respect to effectively connected dividends (as discussed below), any distribution made to a Non-U.S. Holder on its public shares generally will be subject to U.S. withholding tax at the rate of 30% of the gross amount of the distribution unless an applicable income tax treaty provides for a lower rate. To receive the benefit of a reduced treaty rate, a Non-U.S. Holder must provide the applicable withholding agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable form) certifying its qualification for the reduced rate.

Dividends paid to a Non-U.S. Holder that are effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, are treated as attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States) generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons. Such effectively connected dividends will not be subject to U.S. withholding tax if the Non-U.S. Holder satisfies certain certification requirements by providing the applicable withholding agent with a properly executed IRS Form W-8ECI certifying its eligibility for an exemption. If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes, it may also be subject to a branch profits tax (at a 30% rate or such lower rate as specified by an applicable income tax treaty) on its effectively connected earnings and profits (as adjusted for certain items), which will include effectively connected dividends.

Information Reporting and Backup Withholding

Any amounts paid to a Non-U.S. Holder that are treated as dividends must be reported annually to the IRS and to the Non-U.S. Holder. Copies of these information returns may be made available to the tax authorities in the country in which the Non-U.S. Holder resides or is established. Such amounts generally will not be subject to backup withholding if the Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable form).

Amounts paid to a Non-U.S. Holder that are treated as the proceeds from a sale or other disposition by a Non-U.S. Holder of public shares effected by or through a U.S. office of a broker generally will be subject to information reporting and backup withholding (at the applicable rate) unless the Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable form) and certain other conditions are met. Information reporting and backup withholding generally will not apply to any payment of the proceeds from a sale or other disposition of public shares effected outside the United States by or through a non-U.S. office of a broker. However, unless such broker has documentary evidence in its records that the Non-U.S. Holder is not a United States person and certain other conditions are met, or the Non-U.S. Holder otherwise establishes an exemption, information reporting will apply to a payment of the proceeds of the disposition of public shares effected outside the United States by such broker if it has certain relationships within the United States.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund generally may be obtained, provided that the required information is timely furnished to the IRS.

Additional Withholding Requirements under FATCA

Sections 1471 through 1474 of the Code, and the U.S. Treasury regulations and administrative guidance issued thereunder (“FATCA”), impose a 30% withholding tax on any amounts treated as a dividend on public shares and, subject to the proposed U.S. Treasury regulations discussed below, on amounts treated as proceeds from sales or other dispositions of public shares, if paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E) or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. While gross proceeds from a sale or other disposition of public shares paid after January 1, 2019 would have originally been subject to withholding under FATCA, proposed U.S. Treasury regulations provide that such payments of gross proceeds do not constitute withholdable payments. Taxpayers may generally rely on these proposed U.S. Treasury regulations until they are revoked or final U.S. Treasury regulations are issued. Holders should consult with and rely solely upon their own tax advisors regarding the effects of FATCA with respect to their public shares.

THE FOREGOING DISCUSSION IS NOT A COMPREHENSIVE DISCUSSION OF ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF ANY REDEMPTION TO HOLDERS OF PUBLIC STOCK, AND IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY U.S. STATE OR LOCAL OR NON-U.S. JURISDICTION. HOLDERS SHOULD CONSULT WITH AND RELY SOLELY UPON THEIR OWN TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF ANY REDEMPTION TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. INCOME, ALTERNATIVE MINIMUM TAX AND OTHER TAX LAWS (AND OF ANY POTENTIAL FUTURE CHANGES THERETO).

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class V common stock, voting together as a single class, is required to approve the Amendments. Each of the Proposals is cross-conditioned on the approval of the others. If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before May 29, 2023 (or August 29, 2023, if the Company chooses to exercise the Extension Option), as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and Class A Units of OpCo at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (not including any excise taxes) of the Company or OpCo (less an amount required to satisfy taxes (not including any excise taxes) of the Company and OpCo and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares and Class A Units of OpCo (other than any Class A Units held by the Company), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

If we fail to complete our initial business combination within the allotted 18-month (or 21-month if the Company chooses to exercise the Extension Option) time period, the holders of the founder shares will not be entitled to participate in any liquidating distribution by the Company or OpCo. Further, no shares of Class V common stock, including any comprising a portion of the Sponsor Shares, will be entitled to participate in any liquidating distribution by the Company or OpCo, although the corresponding Class A Units of OpCo may be entitled to so participate. However, members of our Sponsor Group will be entitled to liquidating distributions from the Trust Account with respect to any public shares and Sponsor Shares (excluding the shares of our Class V common stock) held by them if we fail to complete our initial business combination within the allotted 18-month (or 21-month, if the Company chooses to exercise the Extension Option) time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

All of the Company’s initial stockholders are expected to vote any common stock owned by them in favor of the Proposals. The Sponsor Group beneficially owned as of the record date, and are entitled to vote, 1,250 shares of Class A common stock and 5,751,250 shares of Class V common stock, representing approximately 20% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders, directors, executive officers, advisors or their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include a contractual acknowledgment with a selling stockholder that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Proposals. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Proposals are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Proposals.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Proposals. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals. Notwithstanding stockholder approval of the Adjournment Proposal, the chairman of the meeting will retain its right to adjourn the special meeting.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the special meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of April 27, 2023, the record date of the special meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our named executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on shares of common stock issued and outstanding as of April 27, 2023, consisting of 23,001,250 shares of Class A common stock and 5,751,250 shares of Class V common stock.

Name and Address of Beneficial Owner(1)	Class A Common Stock	Class V Common Stock(2)	Percentage of Outstanding Common Stock(3)
Beard Energy Transition Acquisition Sponsor LLC(4)	—	5,750,000	20.0%
Gregory A. Beard(4)	1,250	5,751,250	20.0%
Saba Capital Management, L.P.(5)	1,779,860	—	7.70%
Highbridge Capital Management, LLC(6)	1,647,729	—	7.16%
Adage Capital Partners, L.P.(7)	1,250,000	—	5.43%
Sculptor Capital LP(8)	1,073,689	—	4.67%
Sarah James	—	—	—
Robert C. Reeves	—	—	—
Charles Cherington	—	—	—
Yoav Lurie	—	—	—
All executive officers and directors as a group (5 individuals)	1,250	5,751,250	20%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Beard Energy Transition Acquisition Corp., 595 Madison Avenue, 28th Floor, New York, NY 10022.
(2)

Each Class A Unit of OpCo (and corresponding share of our Class V common stock), including any Class A Units of OpCo received upon conversion of the Class B Units of OpCo, will be exchangeable for shares of our Class A common stock following our initial business combination on a one-for-one basis, subject to adjustment.

(3)

Holders of our Class V common stock have the right to elect all of our directors prior to our initial business combination and will have the right to vote separately on any amendment, alteration or repeal of any provision of our certificate of incorporation that would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class V common stock. On any other matter submitted to a vote of our stockholders, holders of our Class A common stock and our Class V common stock will vote together as a single class, except as required by law or stock exchange rule.

(4)	Beard Energy Transition Acquisition Sponsor LLC is the record holder of the 5,750,000 shares of Class V common stock reported herein. Gregory A. Beard is the managing member of Beard Energy Transition

Acquisition Sponsor LLC and is the record holder of 1,250 shares of Class V common stock and 1,250 shares of Class A common stock.
(5)

According to a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (“Mr. Weinstein”). Each may be deemed the beneficial owner of 1,779,860 shares of the Company’s Class A common stock. The principal business address for each is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)

According to a Schedule 13G filed with the SEC on December 31, 2022 on behalf of Highbridge Capital Management, LLC, a Delaware limited liability company. Highbridge Capital Management, LLC may be deemed the beneficial owner of 1,647,729 shares of the Company’s Class A common stock. The principal business address of Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(7)

According to a Schedule 13G filed with the SEC on December 9, 2021 on behalf of Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”), Adage Capital Partners GP, L.L.C., a Delaware limited liability company (“ACPGP”), Adage Capital Advisors, L.L.C., a Delaware limited liability company (“ACA”), Mr. Robert Atchinson (“Mr. Atchinson”) and Mr. Phillip Gross (“Mr. Gross”). Each may be deemed the beneficial owner of 1,250,000 shares of the Company’s Class A common stock. The principal business address is 200 Claredon Street, 52nd Floor, Boston, Massachusetts 02116.

(8)

According to a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Sculptor Capital LP, a Delaware limited partnership (“Sculptor”). Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership, Sculptor Capital Holdings Corporation (“SCHC”), a Delaware corporation, Sculptor Capital Holding II LLC (“SCHC-II”), a Delaware limited liability company, Sculptor Capital Management, Inc. (“SCU”), a Delaware limited liability company, Sculptor Master Fund, Ltd. (“SCMF”), a Cayman Islands company, Sculptor Special Funding, LP (“NRMD”), a Cayman Islands company, Sculptor Credit Opportunities Master Fund, Ltd. (“SCOO”), a Cayman Islands company, Sculptor SC II LP (“NJGC”), a Delaware limited partnership, and Sculptor Enhanced Master Fund, Ltd. (“SCEN”), a Cayman Islands company. Each may be deemed the beneficial owner of 1,073,689 shares of the Company’s Class A common stock. The principal business address of Sculptor is 9 West 57 Street, 39th Floor, New York, New York 10019.

The Sponsor Group holds approximately 20% of the total outstanding shares of our Class A common stock (assuming the exchange of all founder shares for Class A common stock and excluding the Sponsor Shares).

Our Sponsor and our officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address that wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 595 Madison Avenue, 28th Floor, New York, NY, 10022-1700.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Beard Energy Transition Acquisition Corp.

595 Madison Avenue, 28th Floor,

New York, NY, 10022-1700

Attn: Sarah James

Email: info@beardacq.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Telephone: (800) 662-5200 (banks and brokers call collect at (203) 658-9400)

Email: BRD.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than May 18, 2023 (one week prior to the date of the special meeting).

Annex A

FORM OF SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BEARD ENERGY TRANSITION ACQUISITION CORP.

[            ], 2023

Beard Energy Transition Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.    The name of the Corporation is “Beard Energy Transition Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 8, 2021 (as subsequently amended on March 2, 2021, the “Original Certificate”).

2.    An Amended and Restated Certificate of Incorporate (the “Existing Certificate”), which both restated and amended the provisions in the Original Certificate, was filed with the Secretary of State of the State of Delaware on November 23, 2021.

3.    This Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), which both restates and amends the provisions of the Existing Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.    The text of the Existing Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I

NAME

The name of the corporation is Beard Energy Transition Acquisition Corp. (the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).

ARTICLE III

REGISTERED AGENT

The street address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE IV

CAPITALIZATION

Section 4.1     Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 221,000,000 shares, consisting of (a) 220,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), including (i) 200,000,000 shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and (ii) 20,000,000 shares of Class V Common Stock, par value $0.0001 per share (the “Class V Common Stock”), and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2     Preferred Stock. Subject to Article IX of this Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3     Common Stock.

(a)    Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the stockholders generally are entitled to vote.

(b)    (i) Shares of Class A Common Stock shall be issuable, on the terms and subject to the conditions set forth in the Second Amended and Restated Limited Liability Agreement of Beard Energy Transition Acquisition Holdings LLC (“Opco”) dated as of November 23, 2021, as it may be amended from time to time in accordance with its terms (the “LLC Agreement”), upon the redemption or exchange of Class A Units of Opco, together with a corresponding number of shares of Class V Common Stock, pursuant to the Redemption Right or Call Right (as each such term is defined in the Opco LLC Agreement). The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon the redemption or exchange of the outstanding Class A Units of Opco for Class A Common Stock pursuant to the LLC Agreement, such number of shares of Class A Common Stock that shall be issuable upon any such redemption or exchange pursuant to the LLC Agreement; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such redemption or exchange of Class A Units of Opco pursuant to the LLC Agreement by delivering to Opco or the holder of Class A Units of Opco, as applicable, in lieu of newly issued shares of Class A Common Stock, cash in the amount permitted by and provided in the LLC Agreement or shares of Class A Common Stock which are held in the treasury of the Corporation. All shares of Class A Common Stock that may be issued upon any such exchange shall, upon issuance in accordance with the LLC Agreement, be validly issued, fully paid and non-assessable. In connection with any such exchange or redemption of Class A Units of Opco pursuant to the LLC Agreement, an equal number of shares of Class V Common Stock shall be forfeited by the holder of such Class A Units of Opco and cancelled by the Corporation.

(ii)    To the extent the number of Class A Units of Opco into which the Class B Units of Opco will convert pursuant to the LLC Agreement is adjusted (whether through an adjustment to the conversion ratio of such Class B Units or to the number of Class B Units of Opco outstanding), the number of outstanding shares of Class V Common Stock will be adjusted through a stock split or stock dividend so that the total number of outstanding shares of Class V Common Stock corresponds to the total number of Class A Units of Opco

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outstanding (other than those held by the Corporation and any of its wholly owned subsidiaries) plus the total number of Class A Units of Opco into which the Class B Units of Opco are entitled to convert pursuant to the LLC Agreement.

(c)    Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders, and no holder of any series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(d)    Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of the Class A Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions. Dividends and other distributions shall not be declared or paid on the Class V Common Stock unless the dividend consists solely of shares of Class V Common Stock.

(e)    Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Class A Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Class A Common Stock held by them. The holders of shares of Class V Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(f)    The number of authorized shares of the Class A Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock). The holders of Class V Common Stock are entitled to vote as a separate class to increase the authorized number of Class V Common Stock.

Section 4.4     Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

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ARTICLE V

BOARD OF DIRECTORS

Section 5.1     Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Amended and Restated Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate, and the Bylaws; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2     Number, Election and Term.

(a)    The number of directors of the Corporation shall be fixed from time to time in the manner provided in the Bylaws.

(b)    Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Subject to Section 9.8 hereof, directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of Common Stock. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

(c)    Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)    Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 5.3     Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

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Section 5.4    Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5    Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII

MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1    Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board then in office, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

Section 7.2    Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3    Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Corporation’s initial public offering of securities (the “Offering”), any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders, other than with respect to Class V Common Stock with respect to which action may be taken by written consent.

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ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1    Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless he or she violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her action as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2    Indemnification and Advancement of Expenses

(a)    To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b)    The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)    Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

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(d)    This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX

BUSINESS COMBINATION REQUIREMENTS; EXISTENCE

Section 9.1    General.

(a)    The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option (the “Over-Allotment Option”)) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2021, as amended (the “Registration Statement”), shall be contributed to Opco in exchange for Class A Units and deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below), the Initial Purchaser (as defined below) and holders of Class A Units of Opco pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of shares (and corresponding redemption of units of Opco held by the Corporation) in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares (as defined below) if the Corporation has not consummated an initial Business Combination by the Deadline Date (as defined below) or (B) with respect to any other provision relating to the rights of holders of Class A Common Stock or pre-initial Business Combination activity (as described in Section 9.7) or (iii) the redemption of 100% of the Offering Shares and Class A Units of Opco if the Corporation is unable to complete its initial Business Combination within 25 months from the closing of the Offering or such earlier date as determined by the Board (the “Deadline Date”). Holders of shares of Class A Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Beard Energy Transition Acquisition Sponsor LLC (the “Sponsor”)) are referred to herein as “Public Stockholders.”

Section 9.2    Redemption Rights.

(a)    Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem or repurchase Offering Shares to the extent that such redemption would result in the Corporation’s Class A Common Stock becoming a “penny stock” as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

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(b)    If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A under the Exchange Act and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E under the Exchange Act (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A under the Exchange Act (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of Class A Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay taxes (net of taxes payable), by (ii) the total number of then outstanding Offering Shares, the 1,250 shares of Class A Common Stock issued to the Chief Executive Officer of the Corporation (the “Initial Purchaser”) prior to the Offering (“Initial Purchaser Shares”) and Class A Units of Opco (other than those held by the Corporation and any of its wholly owned subsidiaries). If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of Class A Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay taxes (net of taxes payable), by (b) the total number of then outstanding Offering Shares, the Initial Purchaser Shares and Class A Units of Opco (other than those held by the Corporation and any of its wholly owned subsidiaries).

(c)    If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares.

(d)    In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares and the Initial Purchaser Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to pay taxes of the Corporation and Opco (less an amount required to satisfy taxes of the Corporation and Opco and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, the Initial Purchaser Shares, and the Class A Units of Opco (other than those held by the Corporation and any of its wholly owned subsidiaries), which redemption will completely extinguish rights of the Public Stockholders and the Initial Purchaser (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as

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promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e)    In the event that any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with a Business Combination or redeem their Offering Shares if the Corporation does not consummate a Business Combination by the Deadline Date, or (b) with respect to any other provision of the Amended and Restated Certificate relating to the rights of holders of Class A Shares, each holder of Offering Shares who is not a Sponsor or Public Stockholder immediately prior to the consummation of the Offering (a “Founder”), director or officer of the Corporation shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes (net of taxes payable), divided by the number of then outstanding Offering Shares, the Initial Purchaser Shares and Class A Units of Opco (other than those held by the Corporation and any of its wholly owned subsidiaries).

(f)    Reserved.

(g)    Reserved.

(h)    If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination (i) is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) would not result in the Corporation’s Class A Common Stock becoming a “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act.

(i)    If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if it would not result in the Corporation’s Class A Common Stock becoming a “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act.

(j)    In the event that any shares of Class A Common stock are redeemed in exchange for any amounts in the Trust Account pursuant to this Section 9.2 or Section 9.7, a corresponding number of Class A Units of Opco held by the Corporation shall first be redeemed in exchange for such amounts.

Section 9.3    Distributions from the Trust Account.

(a)    A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof and the Initial Purchaser shall be entitled to receive funds from the Trust Account only as provided in Section 9.2(d). In no other circumstances shall a Public Stockholder or the Initial Purchaser have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder or the Initial Purchaser shall have any interest in or to the Trust Account.

(b)    Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to Opco, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to Opco.

(c)    The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any

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applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4    Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination.

Section 9.5    Transactions with Affiliates. In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent accounting firm or an independent investment banking firm that is a member of the Financial Industry Regulatory Authority that such Business Combination is fair to the Corporation from a financial point of view.

Section 9.6    No Transactions with Other Blank Check Companies. The Corporation shall not enter into a Business Combination with another blank check company or a similar company with nominal operations.

Section 9.7    Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or with respect to any other provision relating to the rights of holders of Class A Common Stock or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay taxes (net of taxes payable), divided by the number of then outstanding Offering Shares, Initial Purchaser Shares and Class A Units of Opco (other than those held by the Corporation and any of its wholly owned subsidiaries). The Corporation’s ability to provide such opportunity is subject to the requirement that it would not result in the Corporation’s Class A Common Stock becoming a “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act.

Section 9.8    Appointment and Removal of Directors. Notwithstanding any other provision in this Amended and Restated Certificate, prior to the closing of the initial Business Combination, the holders of Class V Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Common Stock shall have no right to vote on the election, removal or replacement of any director. This Section 9.8 may only be amended by a resolution passed by holders of at least ninety percent (90%) of the outstanding Common Stock entitled to vote thereon.

Section 9.9    Approval of Business Combination. Notwithstanding any other provision in this Amended and Restated Certificate, approval of the initial Business Combination shall require the affirmative vote of a majority of the Board, which must include a majority of the Corporation’s independent directors and each of the non-independent directors nominated by the Sponsor.

Section 9.10    Minimum Value of Target. The Corporation’s initial Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes and excluding the deferred underwriting discounts held in trust) at the time of the agreement to enter into the initial Business Combination.

ARTICLE X

CORPORATE OPPORTUNITY

The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the

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application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

ARTICLE XI

AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Amended and Restated Certificate may be amended only as provided therein.

ARTICLE XII

EXCLUSIVE FORUM FOR CERTAIN LAWSUITS

Section 12.1    Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim arising under the Securities Act of 1933, as amended, or the Exchange Act, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction, in which case, any such claim shall be brought in any other court located in the State of Delaware possessing subject matter jurisdiction.

Section 12.2    Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 12.3    Severability. If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other

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circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

ARTICLE XIII

APPLICATION OF DGCL SECTION 203

Section 13.1    Section 203 of the DGCL. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

Section 13.2    Limitation on 203 Business Combinations. Notwithstanding the foregoing, the Corporation shall not engage in any 203 Business Combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a)    prior to such time, the Board approved either the 203 Business Combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

(b)    upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the Corporation’s voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers of the Corporation and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c)    at or subsequent to that time, the 203 Business Combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Section 13.3    Certain Definitions. Solely for purposes of this Article XIII, references to:

(a)    “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b)    “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c)    “203 Business Combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i)    any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 13.2 is not applicable to the surviving entity;

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(ii)    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation

(iii)    any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all stockholders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all stockholders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments); or

(iv)    any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder.

(d)    “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the voting power of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e)    “Exempted Person” means the Sponsor and its affiliates, any of their direct or indirect transferees of at least 20% of the Corporation’s outstanding Common Stock and any “group” of which any such person is a part under Rule 13d-5 of the Exchange Act.

(f)    “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of twenty percent (20%) or more of the voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of twenty percent (20%) or more of the voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (a) any Exempted Person, or (b) any person whose ownership of shares in excess of the twenty percent (20%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that with respect to clause (b) such person shall be an interested stockholder if thereafter such person acquires additional shares of

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voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(g)    “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i)    beneficially owns such stock, directly or indirectly; or

(ii)    has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii)    has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock

(h)    “person” means any individual, corporation, partnership, unincorporated association or other entity.

(i)    “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(j)    “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

[Signature page follows]

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IN WITNESS WHEREOF, Beard Energy Transition Acquisition Corp. has caused this Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

BEARD ENERGY TRANSITION ACQUISITION CORP.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

[Signature Page to Second Amended and Restated Certificate of Incorporation]

Annex B

FORM OF AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amended and Restated Investment Management Trust Agreement (this “Agreement”) is made effective as of [            ], 2023, by and among Beard Energy Transition Acquisition Corp., a Delaware corporation (the “Company”), Beard Energy Transition Acquisition Holdings LLC, a Delaware limited liability company (“Opco” and together with the Company, the “SPAC Parties”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”) and amends and restates in its entirety that certain Investment Management Trust Agreement, dated as of November 23, 2021, by and between the Company and the Trustee (the “Existing Agreement”).

WHEREAS, the Company’s registration statement on Form S-1 (File No. 333-254049) (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock” and, the holders of Common Stock sold as part of the Units, the “Public Stockholders”), and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Common Stock (such initial public offering hereinafter referred to as the “Offering”), was declared effective on November 23, 2021 by the U.S. Securities and Exchange Commission;

WHEREAS, prior to the Offering, the Company issued 1,250 shares of Common Stock to Gregory A. Beard, and Opco issued 1,250 Class A Units (“Class A Units”) to Gregory A. Beard;

WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. (the “Underwriter”);

WHEREAS, as described in the Registration Statement, $234,625,500 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) was delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the SPAC Parties and the holders of Common Stock and Class A Units, as hereinafter provided (the amount to be delivered to the Trustee (and any interest subsequently earned thereon) is referred to herein as the “Property,” the holders for whose benefit the Trustee shall hold the Property will be referred to as the “Holders,” and the Holders, the Company and Opco will be referred to together as the “Beneficiaries”);

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $8,050,000 is attributable to deferred underwriting discounts and commissions that may be payable by the Company to the Underwriter upon the consummation of the Business Combination (as defined below) (the “Deferred Discount”);

WHEREAS, on November 23, 2021, the SPAC Parties and the Trustee entered into the Existing Agreement setting forth the terms and conditions pursuant to which the Trustee shall hold the Property;

WHEREAS, pursuant to Section 6(c) of the Existing Agreement, the consent of the stockholders has been obtained with respect to the entry into this Agreement by the Company and the Trustee; and

WHEREAS, the Company and the Trustee desire to enter into this Agreement which shall amend and restate the Existing Agreement in its entirety.

NOW THEREFORE, IT IS AGREED:

1.    Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a)    Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee at J.P. Morgan Chase Bank, N.A. (or at another U.S. chartered commercial bank with consolidated assets of $100 billion or more) in the United States, maintained by the Trustee and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the SPAC Parties;

(b)    Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)    In a timely manner, upon the written instruction of the SPAC Parties, invest and reinvest the Property in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, as determined by the SPAC Parties; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the SPAC Parties’ instructions hereunder; and the while account funds are invested or uninvested, the Trustee may earn bank credits or other considerations;

(d)    Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)    Promptly notify the SPAC Parties of all communications received by the Trustee with respect to any Property requiring action by the SPAC Parties;

(f)    Supply any necessary information or documents as may be requested by the SPAC Parties (or their authorized agents) in connection with the SPAC Parties’ preparation of the tax returns relating to assets held in the Trust Account;

(g)    Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the SPAC Parties to do so;

(h)    Render to the SPAC Parties monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;

(i)    Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the SPAC Parties (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of each of the SPAC Parties, by the Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors (the “Board”) or other authorized officer, as applicable, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the Property and not previously released to pay taxes of the SPAC Parties (less an amount required to satisfy taxes of the SPAC Parties and up to $100,000 of interest that may be released to the SPAC Parties to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (1) 25 months after the closing of the Offering (or such earlier date as determined by the Board in accordance with the Company’s Second Amended and Restated Certificate of Incorporation) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Second Amended and Restated Certificate of Incorporation, if a Termination Letter has not been received by the Trustee prior to such later date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the Property and not previously released to pay the taxes of the SPAC Parties (less an amount required to satisfy taxes of the SPAC Parties and up to $100,000 of interest that may be released to the SPAC Parties to pay dissolution expenses) shall be distributed to the Holders of record as of such date;

(j)    Upon joint written request from the SPAC Parties, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “ Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to the SPAC Parties the amount of interest earned on the Property requested by the SPAC Parties to cover any tax obligation owed by the SPAC Parties as a result of

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assets of the SPAC Parties or interest or other income earned on the Property, which amount shall be delivered directly to Opco by electronic funds transfer or other method of prompt payment, and, if applicable, Opco shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the SPAC Parties in writing to make such distribution; provided, further, that if the tax to be paid is a franchise tax, the written request by the SPAC Parties to make such distribution shall be accompanied by a copy of the franchise tax bill from the State of Delaware and a written statement from the principal financial officer of each of the SPAC Parties setting forth the actual amount payable. The written request of the SPAC Parties referenced above shall constitute presumptive evidence that Opco is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;

(k)    Upon joint written request from the SPAC Parties, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Stockholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the SPAC Parties the amount requested by the SPAC Parties to be used to redeem shares of Common Stock from Public Stockholders properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (A) in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of the Common Stock if it does not consummate an initial business combination within 25 months from the closing of the Offering (or such earlier date as determined by the Board in accordance with the Company’s Second Amended and Restated Certificate of Incorporation) or (B) with respect to any other provision relating to the rights of holders of the Common Stock or pre-initial Business Combination activity. The written request of the SPAC Parties referenced above shall constitute presumptive evidence that the SPAC Parties are entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request;

(l)    Reserved.

(m)    Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), 1(j) or 1(k) above.

2.    Agreements and Covenants of the Company and Opco. Each of the Company and Opco, jointly and severally, hereby agrees and covenants to:

(a)    Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer or Secretary, in such person’s capacity as such, on behalf of the Company and in the Company’s capacity as managing member of Opco. In addition, except with respect to its duties under Sections 1(i), 1(j) and 1(k) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that such SPAC Party shall promptly confirm such instructions in writing;

(b)    Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the SPAC Parties in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the SPAC Parties with respect to the

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selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the SPAC Parties, which such consent shall not be unreasonably withheld. The SPAC Parties may participate in such action with their own counsel;

(c)    Pay the Trustee the fees set forth on Schedule A hereto, including an initial acceptance fee, annual administration fee, and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to Opco pursuant to Sections 1(i) through 1(k) hereof. Opco shall pay the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Offering. Neither SPAC Party shall be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c), Schedule A and as may be provided in Section 2(b) hereof;

(d)    In connection with any vote of the Company’s stockholders regarding a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the stockholders’ meeting verifying the vote of such stockholders regarding such Business Combination;

(e)    Provide the Underwriter with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;

(f)    Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement; and

3.    Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a)    Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;

(b)    Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;

(c)    Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the SPAC Parties given as provided herein to do so and Opco shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(d)    Refund any depreciation in principal of any Property;

(e)    Assume that the authority of any person designated by the Company or Opco to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company or Opco shall have delivered a written revocation of such authority to the Trustee;

(f)    The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable

4

care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g)    Verify the accuracy of the information contained in the Registration Statement;

(h)    Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;

(i)    File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the SPAC Parties documenting the taxes payable by the SPAC Parties, if any, relating to any interest income earned on the Property;

(j)    Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the SPAC Parties, including, but not limited to, income tax obligations, except pursuant to Section 1(j) hereof; or

(k)    Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(i), 1(j) and 1(k) hereof.

4.    Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the SPAC Parties under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the SPAC Parties and their assets outside the Trust Account and not against the Property or any monies in the Trust Account.

5.    Termination. This Agreement shall terminate as follows:

(a)    If the Trustee gives written notice to the SPAC Parties that it desires to resign under this Agreement, the SPAC Parties shall use their reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the SPAC Parties notify the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the SPAC Parties do not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)    At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof (which section may not be amended under any circumstances) and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b).

6.    Miscellaneous.

(a)    The Company, Opco and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company, Opco and the

5

Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the SPAC Parties, including account names, account numbers, and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.

(b)    This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)    This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(j) and 1(k) hereof (which sections may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding shares of Common Stock and shares of Class V common stock, par value $0.0001 per share, of the Company, voting together as a single class; provided that no such amendment will affect any Public Stockholder who has properly elected to redeem his, her or its shares of Common Stock in connection with a stockholder vote to approve an amendment to this Agreement (i) that would affect the substance or timing of the Company’s obligation to redeem 100% of its shares of Common Stock and Class A Units if the Company does not complete its initial Business Combination within the time frame specified in the Company’s Second Amended and Restated Certificate of Incorporation or (ii) with respect to any other provision relating to the rights of holders of the Common Stock or pre-initial Business Combination activity), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.

(d)    The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(e)    Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile or email transmission:

if to the Trustee, to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Fran Wolf and Celeste Gonzalez

Email:

Email:

if to the Company or Opco, to:

Beard Energy Transition Acquisition Corp.

595 Madison Avenue, 28th Floor

New York, NY 10022

Attn: Gregory A. Beard

Email:

6

in each case, with copies to:

Vinson & Elkins L.L.P.

1001 Fannin Street, Suite 2500

Houston, Texas 77002

Attn: Ramey Layne

Email:

and

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attn:     Samson M. Frankel

Email:

and

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attn.: Derek Dostal

          Deanna L. Kirkpatrick

Email:

Email:

(f)    Each of the Company, Opco and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(g)    Each of the Company, Opco and the Trustee hereby acknowledges and agrees that the Underwriter is a third party beneficiary of this Agreement.

(h)    Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.

[Signature Page Follows]

7

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

COMPANY:

Beard Energy Transition Acquisition Corp.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

OPCO:

Beard Energy Transition Acquisition Holdings LLC

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

SCHEDULE A

Fee Item	Time and method of payment	Amount
Initial set-up fee.	Initial closing of Offering by wire transfer.	$3,500.00

Trustee administration fee	Payable annually. First year fee payable at initial closing of Offering by wire transfer; thereafter, payable by wire transfer or check.	$10,000.00

Transaction processing fee for disbursements to Company under Sections 1(i), 1(j) and 1(k)	Billed by Trustee following disbursement made to Opco or Company under Section 1	$250.00

Paying Agent services as required pursuant to Sections 1(i) and 1(k)	Billed to Opco or Company upon delivery of service pursuant to Sections 1(i) and 1(k)	Prevailing rates

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account—Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Amended and Restated Investment Management Trust Agreement by and among Beard Energy Transition Acquisition Corp. (the “Company”), Beard Energy Transition Acquisition Holdings LLC (“Opco”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [            ] (the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with             (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about             , 20        . The Company shall notify you at least seventy-two (72) hours in advance of the actual date of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account and to transfer the proceeds into the trust operating account at J.P. Morgan Chase Bank, N.A. to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the SPAC Parties shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust operating account at J.P. Morgan Chase Bank, N.A. awaiting distribution, Opco will not earn any interest or dividends.

On the Consummation Date, (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated concurrently with your transfer of funds to the accounts as directed by the SPAC Parties (the “Notification”) and (ii) the SPAC Parties shall deliver to you (a) a certificate of the Chief Executive Officer of the Company, which verifies that the Business Combination has been approved by a vote of the Company’s stockholders, if a vote is held, and (b) written instruction signed by the SPAC Parties with respect to the transfer of the funds held in the Trust Account, including payment of the Deferred Discount from the Trust Account (the “Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the SPAC Parties in writing of the same and the SPAC Parties shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to Opco. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and the Company has not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the SPAC Parties, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such written instructions as soon thereafter as possible.

Very truly yours,

Beard Energy Transition Acquisition Corp.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

Beard Energy Transition Acquisition Holdings LLC

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

cc:	Citigroup Global Markets Inc.

A-2

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Amended and Restated Investment Management Trust Agreement by and among Beard Energy Transition Acquisition Corp. (the “Company”), Beard Energy Transition Acquisition Holdings LLC and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [            ] (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business within the time frame specified in the Company’s Second Amended and Restated Certificate of Incorporation, as described in the Company’s Prospectus relating to the Offering or such later date as may be approved by the Company’s stockholders in accordance with the Company’s Second Amended and Restated Certificate of Incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into the trust operating account at J.P. Morgan Chase Bank, N.A. to await distribution to the Holders. The SPAC Parties have selected             , 20     as the effective date for the purpose of determining when the Holders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Holders in accordance with the terms of the Trust Agreement, the Second Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Limited Liability Company Agreement of Opco. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, [except to the extent otherwise provided in Section 1(i) of the Trust Agreement].

[Signature page follows]

Very truly yours,

Beard Energy Transition Acquisition Corp.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

Beard Energy Transition Acquisition Holdings LLC

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

cc:	Citigroup Global Markets Inc.

B-2

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account —Tax Payment Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Amended and Restated Investment Management Trust Agreement by and among Beard Energy Transition Acquisition Corp. (the “Company”), Beard Energy Transition Acquisition Holdings LLC (“Opco”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [            ] (the “Trust Agreement”), the SPAC Parties hereby request that you deliver to Opco $         of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The SPAC Parties need such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to Opco’s operating account at:

[WIRE INSTRUCTION INFORMATION]

[Signature page follows]

Very truly yours,

Beard Energy Transition Acquisition Corp.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

Beard Energy Transition Acquisition Holdings LLC

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

cc:	Citigroup Global Markets Inc.

C-2

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account — Stockholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Amended and Restated Investment Management Trust Agreement by and among Beard Energy Transition Acquisition Corp. (the “Company”), Beard Energy Transition Acquisition Holdings LLC (“Opco”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [            ] (the “Trust Agreement”), the SPAC Parties hereby request that you deliver to the redeeming Public Stockholders of the Company $         of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The SPAC Parties need such funds to pay the Public Stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with a stockholder vote to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (i) that affects the substance or timing of the SPAC Parties’ obligation to redeem 100% of the Common Stock and Class A Units if the Company has not consummated an initial Business Combination within such time as is described in the Company’s Second Amended and Restated Certificate of Incorporation or (ii) with respect to any other provision relating to the rights of holders of the Common Stock or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the redeeming Public Stockholders in accordance with your customary procedures.

[Signature page follows]

Very truly yours,

Beard Energy Transition Acquisition Corp.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

Beard Energy Transition Acquisition Holdings LLC

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

cc:	Citigroup Global Markets Inc.

D-2

PROXY CARD

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

Beard Energy Transition Acquisition Corp.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned hereby appoints Gregory A. Beard and Sarah James (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of Class A Common Stock or Class V Common Stock of Beard Energy Transition Acquisition Corp. (the “Company” or “BRD”) that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on May 25, 2023 at 9:00 A.M. Eastern Time via live webcast at https://www.cstproxy.com/beardacq/2023, and at any adjournment or postponement thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies’ discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the reverse side)

Please mark votes as indicated in this example	☒	BEARD ENERGY TRANSITION ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2 AND 3.

(1)	The Extension Amendment Proposal – To amend and restate the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to (i) extend the date by which the Company must consummate a business combination (the “Extension”) from 18 months (or 21 months if the Company chooses to exercise the Extension Option (as defined in the accompanying proxy statement)) to 25 months from the closing of the Company’s initial public offering (with no Extension Option) or such earlier date as determined by our board of directors (the “Board”) and (ii) make certain other non-substantive changes to our charter that our Board deems appropriate (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal” or “Proposal No. 1”).	FOR ☐	AGAINST ☐	ABSTAIN ☐	(3)

The Adjournment Proposal – To approve the adjournment of the special meeting of the Company’s stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if the Company determines that additional time is necessary to effectuate the Amendments (the “Adjournment Proposal” or “Proposal No. 3”).

The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

						FOR ☐	AGAINST ☐	ABSTAIN ☐

(2)	The Trust Amendment Proposal—To amend and restate the Investment Management Trust Agreement, dated November 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to (i) reflect the Extension and (ii) make certain other non-substantive changes to the Trust Agreement that our Board deems appropriate (the “Trust Amendment” and, together with the Extension Amendment, the “Amendments” and such proposal, the “Trust Amendment Proposal” or “Proposal No. 2,” and, together with the Extension Amendment Proposal, the “Proposals”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:

Signature

(Signature If Held Jointly)

When the Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person or authorized entity.

The Shares represented by this proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy card will be voted “FOR” each of Proposal Nos. 1, 2 and 3. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.